                                                                    Exhibit 10.2


                                  CONFIRMATION

DATE:             June 29, 2007

TO: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trustee on behalf of the Banc of America Funding Corporation 2007-5 Trust ("Counterparty")
                  Phone #: 410-884-2000
                  Fax #: 410-715-2380

ATTN:             Client Manager- Banc of America Funding Corporation 2007-5

FROM:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5161/5103
                  Fax #:  212-804-5818/5837
                  Email: irdsuppdocs@bankofny.com

RE:               Transaction Reference Number: 39410

================================================================================

     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:                         With respect to any Calculation Period,
                                         the lesser of: (i) the amount set forth
                                         on Schedule I attached hereto for  such
                                         Calculation Period  and (ii) the  Class
                                         Certificate  Balance of the Class 3-A-2
                                         Certificates (as defined in the Pooling
                                         and  Servicing   Agreement)  for   such
                                         Floating Rate Payer Payment Date.

                                         The  Trustee  under  the   Pooling  and
                                         Servicing  Agreement shall  provide  at
                                         least  five  (5)  business  days notice
                                         prior  to   each  Floating  Rate  Payer
                                         Payment  Date   for   each  Calculation
                                         Period  to  The Bank of New York if the
                                         Class Certificate Balance  of the Class
                                         3-A-2 Certificates  is  less  than  the
                                         Schedule I attached hereto.

Trade Date:                              June 7, 2007

Effective Date:                          June 25, 2007

Termination Date:                        June 25, 2013

FIXED AMOUNTS

Fixed Amount Payer:                      Counterparty

Fixed Amount:

Fixed Rate Payer
Payment Date:                            June 29, 2007

FLOATING AMOUNTS

Floating Rate Payer:                     BNY

Cap Rate:                                5.35%

Floating Rate Payer
Period End Dates:                        The 25th day of  each month,  beginning
                                         on  July  25,  2007  and  ending on the
                                         Termination  Date with No Adjustment

Floating Rate Payer
Payment Dates:                           Early Payment shall be  applicable. The
                                         Floating Rate Payer  Payment Date shall
                                         be two (2) Business Days preceding each
                                         Floating Rate Payer Period End Date.

Floating Rate for initial
Calculation Period:                      5.32%

Floating Rate Option:                    USD-LIBOR-BBA,  provided,  however,  if
                                         the   Floating   Rate   Option   for  a
                                         Calculation   Period   is  greater than
                                         8.85% then the Floating Rate Option for
                                         such Calculation Period shall be deemed
                                         equal the 8.85%

Designated Maturity:                     1 month

Spread:                                  None

Floating Rate Day Count
Fraction:                                30/360

Reset Dates:                             The   first  day  of  each  Calculation
                                         Period   or   Compounding   Period,  if
                                         Compounding is applicable

Compounding:                             Inapplicable


ADDITIONAL TERMS

Business Days:                           New York

Calculation Agent:                       BNY


Payment Instructions:
         When remitting funds
         to us, please pay:              The Bank of New York
                                         Derivative Products Support Department
                                         ABA #:  021000018
                                         Account #:  890-0068-175
                                         Reference:  Interest Rate Swaps

         We will pay you at:             Wells Fargo Bank, N.A.
                                         ABA #: 121-000-248
                                         For Credit to: SAS Clearing
                                         Acct #: 3970771416
                                         FFC: 53163902

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by facsimile to:
Derivative Products Support Department, Attn: Kenny Au-Yeung / Eugene Chun at 212-804-5818/5837.




                                                     THE BANK OF NEW YORK

                                                     By:  /s/ Andrew Schwartz
                                                          -------------------

                                                     Name: Andrew Schwartz

                                                     Title: Vice President




Accepted and confirmed as
of the date first written:
WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE BANC OF AMERICA FUNDING CORPORATION 2007-5 TRUST

By:  /s/ Raymond Delli Colli
     -------------------------

Name:  Raymond Delli Colli
     -------------------------

Title:     Vice President
      ------------------------


Ref #: 39410

                                   Schedule I

--------------------------------------------------------------------------------
From and including         To but excluding          Notional Amount (in USD)
--------------------------------------------------------------------------------
      6/25/07                   7/25/07                     24,546,000
--------------------------------------------------------------------------------
      7/25/07                   8/25/07                     24,059,433
--------------------------------------------------------------------------------
      8/25/07                   9/25/07                     23,884,891
--------------------------------------------------------------------------------
      9/25/07                  10/25/07                     23,651,674
--------------------------------------------------------------------------------
     10/25/07                  11/25/07                     23,360,560
--------------------------------------------------------------------------------
     11/25/07                  12/25/07                     23,012,454
--------------------------------------------------------------------------------
     12/25/07                   1/25/08                     22,608,387
--------------------------------------------------------------------------------
      1/25/08                   2/25/08                     22,149,514
--------------------------------------------------------------------------------
      2/25/08                   3/25/08                     21,637,141
--------------------------------------------------------------------------------
      3/25/08                   4/25/08                     21,072,666
--------------------------------------------------------------------------------
      4/25/08                   5/25/08                     20,457,679
--------------------------------------------------------------------------------
      5/25/08                   6/25/08                     19,798,914
--------------------------------------------------------------------------------
      6/25/08                   7/25/08                     19,139,885
--------------------------------------------------------------------------------
      7/25/08                   8/25/08                     18,494,538
--------------------------------------------------------------------------------
      8/25/08                   9/25/08                     17,862,695
--------------------------------------------------------------------------------
      9/25/08                  10/25/08                     17,244,181
--------------------------------------------------------------------------------
     10/25/08                  11/25/08                     16,638,823
--------------------------------------------------------------------------------
     11/25/08                  12/25/08                     16,046,451
--------------------------------------------------------------------------------
     12/25/08                   1/25/09                     15,466,895
--------------------------------------------------------------------------------
      1/25/09                   2/25/09                     14,899,989
--------------------------------------------------------------------------------
      2/25/09                   3/25/09                     14,345,569
--------------------------------------------------------------------------------
      3/25/09                   4/25/09                     13,803,473
--------------------------------------------------------------------------------
      4/25/09                   5/25/09                     13,273,541
--------------------------------------------------------------------------------
      5/25/09                   6/25/09                     12,755,615
--------------------------------------------------------------------------------
      6/25/09                   7/25/09                     12,249,539
--------------------------------------------------------------------------------
      7/25/09                   8/25/09                     11,755,159
--------------------------------------------------------------------------------
      8/25/09                   9/25/09                     11,272,324
--------------------------------------------------------------------------------
      9/25/09                  10/25/09                     10,800,883
--------------------------------------------------------------------------------
     10/25/09                  11/25/09                     10,340,688
--------------------------------------------------------------------------------
     11/25/09                  12/25/09                      9,891,594
--------------------------------------------------------------------------------
     12/25/09                   1/25/10                      9,453,456
--------------------------------------------------------------------------------
      1/25/10                   2/25/10                      9,026,132
--------------------------------------------------------------------------------
      2/25/10                   3/25/10                      8,609,482
--------------------------------------------------------------------------------
      3/25/10                   4/25/10                      8,203,366
--------------------------------------------------------------------------------
      4/25/10                   5/25/10                      7,807,648
--------------------------------------------------------------------------------
      5/25/10                   6/25/10                      7,422,193
--------------------------------------------------------------------------------
      6/25/10                   7/25/10                      7,046,868
--------------------------------------------------------------------------------
      7/25/10                   8/25/10                      6,681,540
--------------------------------------------------------------------------------
      8/25/10                   9/25/10                      6,326,081
--------------------------------------------------------------------------------
      9/25/10                  10/25/10                      5,980,361
--------------------------------------------------------------------------------
     10/25/10                  11/25/10                      5,644,255
--------------------------------------------------------------------------------
     11/25/10                  12/25/10                      5,317,637
--------------------------------------------------------------------------------
     12/25/10                   1/25/11                      5,000,384
--------------------------------------------------------------------------------
      1/25/11                   2/25/11                      4,692,375
--------------------------------------------------------------------------------
      2/25/11                   3/25/11                      4,393,489
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      3/25/11                   4/25/11                      4,103,607
--------------------------------------------------------------------------------
      4/25/11                   5/25/11                      3,822,613
--------------------------------------------------------------------------------
      5/25/11                   6/25/11                      3,550,391
--------------------------------------------------------------------------------
      6/25/11                   7/25/11                      3,286,828
--------------------------------------------------------------------------------
      7/25/11                   8/25/11                      3,031,810
--------------------------------------------------------------------------------
      8/25/11                   9/25/11                      2,785,226
--------------------------------------------------------------------------------
      9/25/11                  10/25/11                      2,546,968
--------------------------------------------------------------------------------
     10/25/11                  11/25/11                      2,316,926
--------------------------------------------------------------------------------
     11/25/11                  12/25/11                      2,094,994
--------------------------------------------------------------------------------
     12/25/11                   1/25/12                      1,881,067
--------------------------------------------------------------------------------
      1/25/12                   2/25/12                      1,675,040
--------------------------------------------------------------------------------
      2/25/12                   3/25/12                      1,476,810
--------------------------------------------------------------------------------
      3/25/12                   4/25/12                      1,286,277
--------------------------------------------------------------------------------
      4/25/12                   5/25/12                      1,103,340
--------------------------------------------------------------------------------
      5/25/12                   6/25/12                        927,901
--------------------------------------------------------------------------------
      6/25/12                   7/25/12                        759,862
--------------------------------------------------------------------------------
      7/25/12                   8/25/12                        657,522
--------------------------------------------------------------------------------
      8/25/12                   9/25/12                        562,125
--------------------------------------------------------------------------------
      9/25/12                  10/25/12                        473,578
--------------------------------------------------------------------------------
     10/25/12                  11/25/12                        391,789
--------------------------------------------------------------------------------
     11/25/12                  12/25/12                        316,667
--------------------------------------------------------------------------------
     12/25/12                   1/25/13                        248,124
--------------------------------------------------------------------------------
      1/25/13                   2/25/13                        186,070
--------------------------------------------------------------------------------
      2/25/13                   3/25/13                        130,420
--------------------------------------------------------------------------------
      3/25/13                   4/25/13                         81,086
--------------------------------------------------------------------------------
      4/25/13                   5/25/13                         37,985
--------------------------------------------------------------------------------
      5/25/13                   6/25/13                          1,032
--------------------------------------------------------------------------------